Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.2

AMENDMENT NUMBER 1

Amendment Date: February 1, 2005

To

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

Between MICROSOFT LICENSING, GP, A general partnership organized under the laws of: State of Nevada, USA (“MS”) And PALMONE, INC., A corporation organized under the laws of Delaware (“COMPANY”)

MS Agreement Number 5140570011

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced Agreement (hereinafter the “Agreement”) are hereby amended by this instrument (hereinafter the “Amendment”), as follows:

1.	The Effective Date of the License Agreement is February 1st, 2005.

2.	The Expiration Date of the License Agreement is February 28th, 2010.

3.	The Monthly Payment Schedule of the License Agreement is hereby amended and replaced with the attached Monthly Payment Schedule.

4.	Section 2 (v) of the License Agreement is herby deleted and replaced with the following:

“(v) (i) For this Section 2(v), “New Devices” means: (1) Devices that have not been previously distributed by COMPANY; and/or (2) for Devices that have been previously distributed by COMPANY, COMPANY is required in accordance with the Licensed Product Deliverables documentation to retest such Devices and obtain MSCORP Compatibility Test certification (collectively, “New Devices”), For clarification purposes and for purposes of the meaning of New Devices as used in this Section 2(v), Devices that have been formally entered into a Mobile Operator’ certification process by COMPANY shall be deemed to be previously distributed by COMPANY.

(ii) COMPANY agrees that COMPANY will use, install, and distribute the most current licensed release of such Licensed Product (including Supplemental Code related to such Licensed Product) on all New Devices the first units of which are distributed on or after the one-hundred-and-twentieth (120th) day (or an earlier date, at COMPANY’s option) following the availability of the most current licensed release of such Licensed Product (including Supplemental Code related to such Licensed Product).”

5.	Section 3 (a) (iv) of the License Agreement is hereby deleted and replaced with the following:

“(iv) At the end of each [***] period, MS will provide COMPANY with a reconciliation identifying the number of units for each version of Licensed Product reported by COMPANY in its royalty reports during the prior [***] period (the “Actual Shipments”) and comparing the Actual Shipments figure against the then-current [***] figure. If the number of units of Licensed Products in the Actual Shipments figure meets or exceeds the number of units in the [***] figure, there shall be no adjustment to the royalties paid under this Section 3. In the event the Actual Shipments figure is less than the number of units in the applicable [***] figure, then MS will calculate the difference between (A) the total royalties for each version of Licensed Product paid by COMPANY during such [***] period under this Section 3 and (B) the total royalties owed for the Actual Shipments figure based upon the corresponding applicable royalty rate for the volume tiers identified for each version of Licensed Product in the Product and Royalty Schedule, To the extent the aggregate amounts in (A) exceed the aggregate amounts in (B) during such period and provided that COMPANY does not owe any sums to MS, then MS will issue COMPANY a credit for such difference (a “Credit Amount”). COMPANY may apply a Credit Amount towards future payments due to MS under this License Agreement only for the [***] period that immediately follows the period in which each such Credit Amount was generated; provided that if COMPANY does not apply the entire Credit Amount generated during each such subsequent [***] period MS shall refund to COMPANY any unused portion upon expiration or termination of this License Agreement.”

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the License Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

CONFIDENTIAL

31609v4 Amendment to the Microsoft OEM Embedded Operating Systems For Reference Platform Devices

Form 2.8. 12

Tracking Number: 5140570023-1

MICROSOFT LICENSING, GP	palmOne, Inc, a Company organized under the laws of:
A general partnership organized under the laws of: State of Nevada, USA	State of Delaware

/s/ [***]	/s/ [***]
By (Signature)	By (Signature)

[***]	[***]
Name (Printed)	Name (Printed)

OEM Contract Revenue Director	CEO
Title	Title

May 23, 2005	May 18, 2005
Date	Date

2

CONFIDENTIAL

Amendment Number 1 dated February 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570023-1

MONTHLY PAYMENT SCHEDULE

First Period of this License Agreement

Date	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
Payment Due April 15th	$	[***]	$	[***]
End of calendar month in which the Licensed Product is first licensed or distributed for revenue or equivalent consideration Occurs (“First Payment Date”)	$	[***]	$	[***]
1 month after the First Payment Date	$	[***]	$	[***]
2 months after the First Payment Date	$	[***]	$	[***]
3 months after the First Payment Date	$	[***]	$	[***]
4 months after the First Payment Date	$	[***]	$	[***]
5 months after the First Payment Date	$	[***]	$	[***]
6 months after the First Payment Date	$	[***]	$	[***]
7 months after the First Payment Date	$	[***]	$	[***]
8 months after the First Payment Date	$	[***]	$	[***]
9 months after the First Payment Date	$	[***]	$	[***]
10 months after the First Payment Date	$	[***]	$	[***]
11 months after the First Payment Date	$	[***]	$	[***]
Total First 12 Month payments	$	[***]	$	[***]

Second Period of this License Agreement (to be determined after first 12 month period.)

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
12 months after the First Payment Date	$	$
13 months after the First Payment Date	$	$
14 months after the First Payment Date	$	$
15 months after the First Payment Date	$	$
16 months after the First Payment Date	$	$
17 months after the First Payment Date	$	$
18 months after the First Payment Date	$	$
19 months after the First Payment Date	$	$
20 months after the First Payment Date	$	$
21 months after the First Payment Date	$	$
22 months after the First Payment Date	$	$
23 months after the First Payment Date	$	$
Total Second 12 month payments	$	$

3

CONFIDENTIAL

Amendment Number 1 dated February 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570023-1

Third Period of this License Agreement (to be determined after second 12 month period.)

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
24 months after the First Payment Date	$	$
25 months after the First Payment Date	$	$
26 months after the First Payment Date	$	$
27 months after the First Payment Date	$	$
28 months after the First Payment Date	$	$
29 months after the First Payment Date	$	$
30 months after the First Payment Date	$	$
31 months after the First Payment Date	$	$
32 months after the First Payment Date	$	$
33 months after the First Payment Date	$	$
34 months after the First Payment Date	$	$
35 months after the First Payment Date	$	$
Total Third 12 month payments	$	$

Forth Period of this License Agreement (to be determined after third 12 month period.)

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
36 months after the First Payment Date	$	$
37 months after the First Payment Date	$	$
38 months after the First Payment Date	$	$
39 months after the First Payment Date	$	$
40 months after the First Payment Date	$	$
41 months after the First Payment Date	$	$
42 months after the First Payment Date	$	$
43 months after the First Payment Date	$	$
44 months after the First Payment Date	$	$
45 months after the First Payment Date	$	$
46 months after the First Payment Date	$	$
47 months after the First Payment Date	$	$
Total Fourth 12 month payments	$	$

4

CONFIDENTIAL

Amendment Number 1 dated February 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570023-1

Fifth Period of this License Agreement (to be determined after fourth 12 month period.)

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
48 months after the First Payment Date	$	$
49 months after the First Payment Date	$	$
50 months after the First Payment Date	$	$
51 months after the First Payment Date	$	$
52 months after the First Payment Date	$	$
53 months after the First Payment Date	$	$
54 months after the First Payment Date	$	$
55 months after the First Payment Date	$	$
56 months after the First Payment Date	$	$
57 months after the First Payment Date	$	$
59 months after the First Payment Date	$	$
60 months after the First Payment Date	$	$
Total Fifth 12 month payments	$	$

5

CONFIDENTIAL

Amendment Number 1 dated February 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570023-1